Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

On January 21, 2022 and March 28, 2022, the Company entered into two loan agreements in the principal amount of RMB30,000,000 (approximately $4,717,871) and RMB3,000,000 (approximately $471,787) to a third party, which were restricted for business operation. The loans will be due by January 21, 2024 and July 27, 2022 at a rate of 12% per annum, respectively.

On January 21, 2022, the Company entered into a borrowing agreement in the principal amount of RMB15,000,000 (approximately $2,358,936) from another third party in a normal course of business.  The loan will be due by January 21, 2024 at a rate of 12% per annum.